4. LOANS RECEIVABLE (Details 10) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013	Sep. 30, 2012
Loans Receivable Details 10
Commercial real estate loans	$ 0	$ 810
Commercial non-real estate loans	0	2
Commercial-construction loans	0	0
Commercial-land	0	4,344
Residential-construction loans	0	0
Residential-real estate loans	1,973	4,249
Consumer-Mobile home loans	246	425
Consumer-other	206	343
Total	$ 2,425	$ 10,173